SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 12, 2002


                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


       CALIFORNIA                      1-10709                 95-4300881
       ----------                      -------                 ----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)


               701 Western Avenue, Glendale, California 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits
         --------

         99.1     Press release dated July 12, 2002.

ITEM 9.  Regulation FD Disclosure

         On July 12, 2002, the Company issued a press release announcing the Company's results for the quarter ended June 30, 2002. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K. The information included pursuant to this Item 9 (including the exhibits) shall not be deemed to be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PS BUSINESS PARKS, INC.


Date:  July 12, 2002                                       By: /S/ JACK CORRIGAN
                                                               -----------------
                                                                   Jack Corrigan
                                      Vice President and Chief Financial Officer


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